                                                                  EXECUTION COPY

          AMENDMENT NO. 5 TO SENIOR CREDIT AGREEMENT

                    AMENDMENT NO. 5, dated as of April 14, 2003 (this
               "Amendment"), to the SENIOR CREDIT AGREEMENT dated as of June 27,
               2001 (as amended, supplemented or otherwise modified from time to time, the "Senior Credit Facility"), among RITE AID CORPORATION, a Delaware corporation ("Rite Aid" or the "Borrower"), the Banks
               (as defined in Article 1 thereof), CITICORP USA, INC. ("Citicorp
               USA"), as a Swingline Bank, as an Issuing Bank and as
               administrative agent for the Banks (in such capacity, the "Senior
               Administrative Agent"), Citicorp USA, as collateral agent for the
               Banks (in such capacity, the "Senior Collateral Agent") and
               JPMORGAN CHASE BANK, CREDIT SUISSE FIRST BOSTON and FLEET RETAIL
               FINANCE INC., as syndication agents (in such capacity, the
               "Syndication Agents").

                                    RECITALS

          A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Senior Credit Facility.

          B. The Borrower has informed the Banks that it intends to offer (the
"2003 Note Offering") an aggregate principal amount of not more than
$500,000,000 of Additional Second Priority Debt in a Rule 144A offering or other private placement or registered offering on or prior to June 30, 2003.

          C. The Borrower has agreed to apply an amount equal to 100% of the Net
Cash Proceeds from the 2003 Note Offering to effect Reductions in the Term Loans and the Revolving Credit Commitments.

          D. The Borrower has requested that the Banks amend Section 5.20(h) of the Senior Credit Facility in order to permit the Borrower to consummate the
2003 Note Offering.

          E. The Banks are willing, subject to the terms and conditions set forth in this Amendment, to so amend the Senior Credit Facility.

          F. The Borrower and the Banks are entering into this Amendment pursuant to Section 9.05(a) of the Senior Credit Facility.

                                   AGREEMENTS

          In consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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          Section 1. Amendment to the Senior Credit Facility. Effective as of
the Amendment Effective Date (as defined below), the Senior Credit Facility is hereby amended as follows:

          (i) the definition of "Additional Second Priority Debt" is amended by replacing the reference therein to "$300,000,000" with a reference to
"$800,000,000"; and

          (ii) Section 5.20(h) is amended by replacing each reference therein to
"$550,000,000" with a reference to "$1,050,000,000".

          Section 2. Consent. The Banks, including for purposes of Section 7.01 of the Collateral Trust and Intercreditor Agreement, hereby consent to an amendment of the Collateral Trust and Intercreditor Agreement and any Second
Priority Debt Document, the effect of which would be to increase the aggregate principal amount of Additional Second Priority Debt permitted to be issued and outstanding at any time pursuant to the terms thereof or secured at any time thereunder to not more than $800,000,000.

          Section 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Banks, the Senior Administrative Agent and the Senior Collateral
Agent that, as of the Amendment Effective Date:

          (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms.

          (b) The representations and warranties set forth in Article IV of the
Senior Credit Facility are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct as of such earlier date).

          (c) After giving effect to the agreements herein, no Default has occurred and is continuing.

          Section 4. Effectiveness. This Amendment shall become effective on the first date (the "Amendment Effective Date") on which (i) the Senior
Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Majority Banks, the Borrower and the Senior Administrative Agent, (ii) the 2003 Note Offering shall have been consummated (which date shall be a date on or prior to June 30, 2003), and Rite
Aid shall have received gross cash proceeds of not more than $500,000,000 in connection therewith, (iii) the Term Loans shall be repaid and the Revolving
Credit Commitments shall be permanently reduced, substantially simultaneously with the receipt of the Net Cash Proceeds of the 2003 Note Offering, in an
aggregate amount equal to 100% of the Net Cash Proceeds received in connection with the 2003 Note Offering, which Reductions shall be applied between

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Term Loan repayments and Revolving Credit Commitment reductions pro rata based on the relative amounts of the Term Exposure and the Revolving Credit
Commitments on the date on which the 2003 Note Offering is consummated and (iv)
the Collateral Trust and Intercreditor Agreement shall have been amended to permit the 2003 Note Offering pursuant to an amendment in form and substance reasonably satisfactory to the Senior Administrator Agent (and shall be deemed to have become effective on such date immediately prior to the issuance of
Additional Second Priority Debt pursuant to the 2003 Note Offering).

          Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 6. Reference to Senior Credit Facility. Except as amended hereby, the Senior Credit Facility shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the Amendment
Effective Date, each reference in the Senior Credit Facility to "this
Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference to the Senior Credit Facility shall be deemed a reference to the
Senior Credit Facility, as amended hereby, as the case may be. This Amendment shall constitute a "Senior Loan Document" for all purposes of the Senior Credit
Facility and the other Senior Loan Documents.

          Section 7. Costs and Expenses. The Borrower agrees to reimburse the
Senior Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Senior Administrative Agent.

          Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

          Section 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

                                                  RITE AID CORPORATION,

                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                                  CITICORP USA, INC.,
                                                  individually and as Senior
                                                  Administrative Agent and
                                                  Senior Collateral Agent,

                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                                                 AMENDMENT NO. 5
                                               DATED AS OF APRIL 14, 2003 TO THE
                                                 RITE AID SENIOR CREDIT FACILITY

To approve Amendment No. 5:

Name of Institution:

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by
   ------------------------------
   Name:
   Title: